UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 25, 2005

Hollywood Entertainment Corporation

(Exact name of registrant as specified in its charter)

Oregon	0-21824	93-0981138
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9275 SW Peyton Lane

Wilsonville, Oregon 97070

(Address of principal executive offices)

(503) 570-1600

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 25, 2005, Blockbuster Inc. announced that its unsolicited tender offer to acquire all of the outstanding shares of Hollywood Entertainment Corporation for $14.50 in value, comprised of $11.50 in cash and $3.00 in Blockbuster class A common stock, and its unsolicited offer to purchase for cash any and all of the outstanding 9.625% Senior Subordinated Notes due 2011 issued by Hollywood expired in accordance with their terms at midnight, New York City time, on March 24, 2005, without Blockbuster having purchased any tendered shares or notes. Blockbuster stated that it was not in its best interest to pursue the acquisition of Hollywood.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hollywood Entertainment Corporation

Date: April 1, 2005	By:	/s/ Timothy R. Price
	Name:	Timothy R. Price
	Title:	Chief Financial Officer
(principal financial and accounting officer)